UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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VAALCO ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of the 2007

Annual Meeting of Stockholders

Meeting Date:	June 6, 2007
Meeting Time:	10:00 a.m., CDT
Location:	Coronado Club 910 Travis, 5th Floor Houston, Texas 77002

Record Date:	April 12, 2007

Agenda

•	Elect two Class III Directors

•	Ratify the appointment of the independent registered public accounting firm

•	Approve the 2007 stock incentive plan

•	Transact any other business that may be properly brought before the Annual Meeting

All stockholders are invited to attend the VAALCO Annual Meeting. We will hold the Annual Meeting at the Coronado Club, 910 Travis, 5th Floor, Houston, Texas 77002.

Voting

Stockholders owning VAALCO Stock at the close of business on April 12, 2007, or their legal proxy holders, are entitled to vote at the Annual Meeting. We are distributing this proxy statement, proxy form and VAALCO’s 2006 Annual Report to stockholders on or about May 7, 2007.

By Order of the Board of Directors,

Gayla M. Cutrer

Corporate Secretary

VAALCO Energy, Inc.

4600 Post Oak Place

Suite 309

Houston, Texas 77027

April 30, 2007

2007 Proxy Statement

General Information

The Board is providing you these proxy materials in connection with the solicitation of proxies to be voted at our 2007 Annual Meeting of Stockholders and at any postponement or adjournment of the Annual Meeting. In this proxy statement, VAALCO Energy, Inc. is referred to as “we,” “our,” or “VAALCO.”

APPOINTMENT OF PROXY HOLDERS

The Board of Directors asks you to appoint Robert L. Gerry and Gayla M. Cutrer as your proxy holder to vote your shares at the Annual Meeting. You make this appointment by voting the enclosed proxy form.

If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this proxy statement. In the absence of your direction, they will vote your shares as recommended by the Board.

Unless you otherwise indicate on the proxy form, you also authorize your proxy holders to vote your shares on any matters that are not known by the Board at the time this proxy statement was printed and that, under VAALCO’s By-Laws, may be properly presented for action at the Annual Meeting.

VOTING

The Board strongly encourages you to exercise your right to vote. Your vote is important. Voting early helps ensure that VAALCO receives a quorum of shares necessary to hold the Annual Meeting. Many stockholders do not vote, so the stockholders who do vote influence the outcome of the election in greater proportion than their percentage ownership of VAALCO.

Stockholders of record (you own shares in your own name) can vote by mail by signing, dating and returning your proxy forms in the pre-addressed, postage-paid envelope provided. Street name stockholders (you own shares in the name of a bank, broker or other holder of record) should refer to the proxy form or the information you receive from the record holder to see the voting methods available to you.

Voting at the Annual Meeting. Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. The Board recommends that you vote by proxy since it is not practical for most stockholders to attend the Annual Meeting. If you are a street name stockholder, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revoking Your Voting Instructions to Your Proxy Holders. If you are a stockholder of record and you vote by proxy using the mail, you may later revoke your proxy instructions by:

•	Sending a written statement to that effect to the Corporate Secretary at the address listed on page 1 of this proxy statement

•	submitting a proxy form with a later date and signed as your name appears on the stock account; or
•	voting in person at the Annual Meeting.

If you are a street name stockholder and you vote by proxy, you may later revoke your proxy instructions by informing the holder of record in accordance with that entity’s procedures.

VOTE REQUIRED AND METHOD OF COUNTING

The Board has fixed April 12, 2007, as the record date for the determination of stockholders entitled to vote at the Annual Meeting. At the close of business on the record date, there were 59,080,313 shares of VAALCO Stock outstanding and entitled to vote at the Annual Meeting. Each outstanding share is entitled to one vote. A complete list of all stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during normal business hours for a period of ten days prior to the Annual Meeting at our offices,4600 Post Oak Place, Suite 309, Houston, Texas, 77027. Such list will also be available at the Annual Meeting and may be inspected by any stockholder who is present.

A quorum, which is a majority of the outstanding shares as of the record date, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented at the meeting, either by the stockholders attending in person or by the proxy holders. Broker non-votes and abstentions count toward the establishment of a quorum.

If you are a street name stockholder and do not give your broker instructions on how to vote your shares on a proposal, your broker may not have discretionary power to vote on the proposal and as a result your shares will not be voted on this matter and will be considered a “broker non-vote.”

The required vote and method of calculation for the various business matters to be considered at the Annual Meeting are as follows:

Item 1—Election of Directors

Each outstanding share of VAALCO Stock is entitled to one vote for each of the two Class III Director nominees. Directors are elected by a plurality vote. This means the two Director nominees who receive the highest number of affirmative votes cast are elected, whether or not such votes constitute a majority of the votes cast. If you do not wish your shares to be voted with respect to a particular Director nominee, you may withhold authority to vote for one or more of the nominees or to withhold authority to vote for all nominees. Abstentions and broker non-votes have no effect on determinations of a plurality except to the extent that they affect the total votes received by a particular candidate.

Item 2—Ratification of Independent Registered Public Accounting Firm

The ratification of the Independent Registered Public Accounting Firm is approved if a majority of the shares present at the Annual Meeting vote for the proposal. Abstentions are considered present at the Annual Meeting for this proposal so the effect of an abstention is the same as a “no” vote. Broker non-votes will not be considered present at the Annual Meeting for this proposal so a broker non-vote will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which a majority is calculated.

Item 3—Approval of 2007 Stock Incentive Plan

The 2007 stock incentive plan will be approved if a majority of the shares present at the Annual Meeting vote for the proposal. Abstentions are considered present at the Annual Meeting for this proposal so the effect of an abstention is the same as a “no” vote. Broker non-votes will not be considered present at the Annual Meeting for this proposal so a broker non-vote will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which a majority is calculated.

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METHOD AND COST OF SOLICITING AND TABULATING VOTES

VAALCO has retained ADP Investor Communication Services to assist in distributing these proxy materials.

VAALCO will reimburse brokerage firms, banks and other holders of record for reasonable, out-of-pocket expenses for forwarding these proxy materials to you, according to certain regulatory fee schedules.

Votes cast at the meeting will be counted by the inspector of election.

ELECTRONIC ACCESS TO PROXY STATEMENT AND ANNUAL REPORT

The Notice of Annual Meeting and proxy statement and the 2006 Annual Report and Form 10-K are available on VAALCO’s Web site at www.vaalco.com.

If you are a street name stockholder, you may also have the opportunity to receive copies of the Annual Report and proxy statement electronically. Please check the information provided in the proxy materials mailed to you by the holder of record concerning the availability of this service.

OTHER MATTERS

The Board does not know of any other matter that will be presented for consideration at the Annual Meeting. If any other matter does properly come before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct otherwise in your proxy instruction.

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Election of Directors

(Proposal 1 on the proxy form)

The Company’s Amended and Restated Certificate of Incorporation provides for a classified Board of Directors. The Board of Directors is divided into three classes of nearly equal size, designated Class I, Class II and Class III. Directors in each class are elected for staggered three-year terms and hold office until their successors are duly elected and qualified. Vacancies occurring on the Board of Directors may be filled by resolution of the Board of Directors for a term of office expiring at the following annual meeting of the stockholders, regardless of the term of the class to which such director was appointed. The term of the Class I directors, currently comprised of Messrs. Farish, Nielsen and Scheirman expires in 2008. The term of the Class II directors, currently comprised of Messrs. Allen and Caflisch expires in 2009. The term of the Class III directors, currently comprised of Mr. Gerry and Mr. Chapoton will expire at the meeting on June 6, 2007.

The Board is nominating Messrs. Robert L. Gerry, III and O. Donald Chapoton for election as Class III Directors. The persons named as proxy holders on the proxy form will vote your shares FOR these two nominees unless you vote against or withhold authority in the spaces provided on the proxy form. Class III Directors are elected to serve for a three-year term and until their successors are elected.

Should the nominees become unable or unwilling to serve as Directors at the time of the Annual Meeting, the person or persons exercising the Proxies will vote for the election of a substitute nominee designated by the Board of Directors to fill the vacancy, or the Board of Directors may choose to reduce the number of members of the Board of Directors to be elected at the Annual Meeting. The nominees have expressed their intention to serve if elected. The Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve if elected. Only the nominees or substitute nominees designated by the Board of Directors will be eligible to stand for election as directors at the Annual Meeting.

The Board unanimously recommends a vote FOR each of these nominees.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table provides information with respect to the Nominees, current directors and present executive officers of VAALCO. Each executive officer has been elected to serve until his successor is duly appointed or elected by the Board of Directors or his earlier removal or resignation from office.

Name	Age	Position with VAALCO	Director Since
Class I Directors

Arne R. Nielsen	81	Director	1989

W. Russell Scheirman	51	President, Chief Financial Officer and Director	1991

William S. Farish	68	Director	2004

Class II Directors

Robert H. Allen	79	Director	2003

Luigi Caflisch	72	Director	2005

Class III Directors

Robert L. Gerry III	69	Chairman of the Board and Chief Executive Officer (Nominee)	1997

O. Donaldson Chapoton	70	Director (Nominee)	2006

The following is a brief description of the background and principal occupation of each director (including each Nominee) and executive officer:

Robert H. Allen – Mr. Allen is the managing partner of Challenge Investment Partners, which is active in mining ventures in Canada, Greenland, Mexico, South America and Indonesia. He is a certified public accountant and a member of the Texas Society of CPA’s. He is the past Chairman, Chief Executive Officer and a Director of Gulf Resources and Chemical Corporation from which he retired in 1982. He has served on many boards including Gulf Indonesia Resources Ltd., Federal Express Corporation, and Gulf Canada Resources Ltd. He served as Chairman of the Board of Gulf Indonesia Resources Ltd. and The University of Texas Investment Management Company. He is Regent Emeritus of Texas A&M University. Mr. Allen received his B.B.A. degree in 1951 from Texas A&M University.

Luigi P. Caflisch - Mr. Caflisch was appointed to the Board on April 6, 2005. Mr. Caflisch holds a Doctorate Degree in Geology. Prior to his retirement, he spent 48 years in the Petroleum industry including 31 years with Gulf Oil and Chevron where his attention for many years was focused on hydrocarbon exploration on the African Continent. He served in Algeria, Libya, Nigeria, Angola, Gabon and Cabinda before being elevated to Chevron’s management team where he shared responsibilities for directing the Chevron’s entire worldwide upstream operations. Mr. Caflisch holds a Doctorate Degree with Honors in Geology and Geophysics from the University of Milan.

O. Donaldson Chapoton - Mr. Chapoton was appointed to the Board on February 15, 2006. He joined Baker Botts, LLP in the early 1960’s specializing in tax law. Mr. Chapoton served as Assistant Secretary for Tax Policy at the U.S. Treasury Department from 1986 to 1989.

He rejoined Baker Botts, LLP as the partner-in-charge of the firm’s Washington office in 1989 and served in that position through 2000. In 2001, Mr. Chapoton became involved in real estate activities

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and is currently a partner in the VMS Group, a firm which provides services to the private equity community. Mr. Chapoton received his LL.B., with honors, from The University of Texas School of Law.

William S. Farish – Mr. Farish was appointed to the Board on November 28, 2004. Mr. Farish has been President of W. S. Farish and Company, an investment firm in Houston, Texas and is the owner of Lane’s End Farms, a thoroughbred breeding facility in Versailles, Kentucky. He is also former Chairman of Churchill Downs, Inc. Mr. Farish served as the United States Ambassador to the Court of St. James from 2001 until mid 2004.

Robert L. Gerry III - Mr. Gerry has been our Chairman of the Board and Chief Executive Officer since August 1997. Prior to August 1997, Mr. Gerry had been Vice-Chairman of Nuevo Energy Company (“Nuevo”) since February 1994. Prior to being appointed Vice-Chairman of Nuevo, Mr. Gerry had served as President and Chief Operating Office of Nuevo since its formation in March 1990. Mr. Gerry had been Senior Vice President of Energy Assets International Corporation (“EAIC”) since January 1989. For ten years prior to joining EAIC, Mr. Gerry was active as an independent investor concentrating on energy investments. He served on the Board of Directors of Nuevo from 1990 through 2004 and was appointed as a member of Plains Exploration and Production Company Board of Directors in 2004. He has serves as a Trustee of Texas Children’s Hospital for 15 years.

Arne R. Nielsen - Mr. Nielsen has been a Director of ours since March 1989. He is currently the Chairman of the Board of Directors of Shiningbank Energy Income Fund. He served as the Chairman of the Board of Serenpet, Inc. from April 1995 through July 1996, President, Chief Executive Officer and Chairman of the Board of Poco Petroleums Ltd. from January 1992 through May 1994, and President and Chief Executive Officer of Bowtex Energy (Canada) Corporation from July 1990 through January 1992. Mr. Nielsen also served as the Chairman of the Board and Chief Executive Officer of Mobil Oil Canada from April 1986 to January 1989.

W. Russell Scheirman - Mr. Scheirman has served as our President since 1992, and as our Chief Financial Officer and a director since 1991. From 1991 to 1992, Mr. Scheirman was our Executive Vice President. He was an associate at McKinsey & Company, Inc. from 1989 to 1991, an investment banker with Copeland, Wickersham and Wiley from 1984 to 1989, and a Petroleum Reservoir Engineer for Exxon Company, U.S.A. from 1978 to 1984. Mr. Scheirman holds a B.S. (summa cum laude) and M.S. in Mechanical Engineering from Duke University (1977 and 1978, respectively) and an M.B.A. from California Lutheran University (1984).

Mr. Nielsen is a Canadian citizen. All other officers and directors of VAALCO are United States citizens.

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Board Operations

BOARD COMMITTEE MEMBERSHIP AND FUNCTIONS

The Audit, Board Nominating and Governance and Compensation Committees are each constituted and operated according to the rules of the New York Stock Exchange (NYSE).

Committees and Current Membership	Committee Functions
AUDIT Mr. Robert H. Allen † (Chairman) Mr. Luigi Caflisch Mr. O. Donald Chapoton Mr. Arne R. Nielsen

•    Selects the independent registered public accounting firm for endorsement by the Board and ratification by the stockholders

•    Reviews reports of independent and internal auditors

•    Reviews and approves the scope and cost of all services (including non-audit services) provided by the independent registered public accounting firm

•    Monitors the effectiveness of the audit process and financial reporting

•    Reviews the adequacy of financial and operating controls

•    Monitors the corporate compliance program

•    Evaluates the effectiveness of the Audit Committee

NOMINATING AND CORPORATE GOVERNANCE Mr. Luigi Caflisch Mr. O. Donald Chapoton (Chairman) Mr. William S. Farish

•    Reviews VAALCO’s Corporate Governance Principles and practices and recommends changes as appropriate

•    Evaluates the effectiveness of the Board and its committees and recommends changes to improve Board, Board committee and individual Director effectiveness

•    Assesses the size and composition of the Board

•    Recommends prospective director nominees

•    Periodically reviews and recommends changes as appropriate in the Amended and Restated Certificate of Incorporation, By-Laws and other Board-adopted governance provisions

COMPENSATION Mr. Robert H. Allen (Chairman) Mr. Luigi Caflisch Mr. William S. Farish

•    Reviews and recommends to the independent Directors the salary and other compensation matters for the CEO

•    Reviews and approves salaries and other compensation matters for executive officers other than the CEO

•    Administers VAALCO’s incentive compensation and equity-based plans

•    Evaluates the effectiveness of the Compensation Committee

† Audit Committee Financial Expert as determined by the Board under SEC regulations.

MEETINGS AND ATTENDANCE

In 2006, the Board held four regularly scheduled Board meetings and five Board committee meetings, which included four Audit Committee and one Compensation Committee meetings. All Directors attended 75 percent or more of the Board meetings and Board committee meetings on which they served during 2006 except Mr. Nielson who attended 50% of the meetings. VAALCO does not have a policy on whether directors are required to attend the Annual Meeting. Last year, all but one of the directors attended the 2006 annual meeting of stockholders.

The Board has affirmatively determined that, as to each current, non-employee Director (Mr. Allen, Mr. Caflisch, Mr. Chapoton, Mr. Farish and Mr. Nielsen) no material relationship exists that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each current, non-employee Director and Director nominee qualifies as “independent” according to the Corporate Governance Rules of the NYSE.

In making its determination, the Board adheres to the specific tests for independence included in the NYSE listing standards. In addition, it is the policy of the Board of Directors that a majority of the members of the Board be independent of VAALCO’s management. VAALCO’s Corporate Governance

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Principles contain the following guidelines to assist the Board in determining director independence in accordance with the applicable New York Stock Exchange and SEC rules:

•

No director who is an employee or former employee of VAALCO, or whose immediate family member is an executive officer or former executive officer of VAALCO, shall be considered “independent” until three years after such employment has ended;

•

No director who is receiving, or in the last three years has received, or whose immediate family member is receiving, or in the last three years has received, more than $100,000 per year in direct compensation from VAALCO, other than fees received in such director’s capacity as a member of the Board or any Board committee and pension payments or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) shall be considered “independent.” Compensation received by an immediate family member for service as a non-executive employee of VAALCO need not be considered in determining independence;

•

No director who is, or in the past three years has been, affiliated with or employed by, or whose immediate family member is, or in the past three years has been, affiliated with or employed in a professional capacity by, a present or former internal auditor or independent auditing firm of VAALCO shall be considered “independent;”

•

No director who is, or in the past three years has been, employed as, or whose immediate family member is, or in the past three years has been, employed as, an executive officer by any company for which any executive officer of VAALCO serves as a member of its compensation committee (or, in the absence of a compensation committee, the board committee performing equivalent functions, or, in the absence of such committee, the Board of Directors) shall be considered “independent;”

•

No director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, VAALCO for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenue shall be considered “independent” until three years after such payments fall below such threshold; and

•

An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home. When applying the three-year look-back provisions, it does not include individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

BUSINESS CONDUCT AND ETHICS CODE

VAALCO has adopted a Code of Business Conduct and Ethics for Directors, officers and employees. In addition, VAALCO has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Both codes are available on VAALCO’s web site at www.vaalco.com and are available in print upon request. VAALCO has not granted any waivers to these codes. VAALCO intends to post any waivers or amendments to the codes on its web site.

TRANSACTIONS WITH RELATED PERSONS

It is our policy that all employees and Directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with VAALCO’s business interest. This policy is included in our Code of Business Conduct and Ethics. Each Director and executive officer is instructed to always inform the Chairman and Corporate Secretary when confronted with any situation that may be perceived as a conflict of interest. In addition, at least annually, each Director and executive officer completes a detailed questionnaire specifying any business relationship that may give rise to a conflict of interest. The Nominating and Corporate Governance Committee reviews all relevant information,

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including the amount of all business transactions involving VAALCO and the entity with which the Director is associated, and makes recommendations, as appropriate, to the Board.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in fulfilling its responsibility to oversee management’s implementation of VAALCO’s financial reporting process. The Audit Committee Charter can be viewed on the VAALCO’s web site at www.vaalco.com and is available in print upon request. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the 2006 Annual Report on Form 10-K with VAALCO’s management and its independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of disclosure controls and internal control over financial reporting. The independent registered public accounting firm is responsible for expressing an opinion on:

•	the conformity of VAALCO’s financial statements with accounting principles generally accepted in the United States; and

•	Management’s assessment of and the effectiveness of VAALCO’s internal control over financial reporting.

The Audit Committee met privately with the independent registered public accounting firm and discussed issues deemed significant by the accounting firm, including those required by Statements on Auditing Standards No. 61 and No. 90 (Audit Committee Communications), as amended. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from VAALCO and its management and received the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and considered whether the provision of non-audit services was compatible with maintaining the accounting firm’s independence.

In reliance on the reviews and discussions outlined above, the Audit Committee has recommended to the Board that the audited financial statements be included in VAALCO’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

Respectfully submitted on March 8, 2007, by the members of the Audit Committee of the Board:

Robert H. Allen (Chairman)

Luigi Caflish

O. Donald Chapoton

Arne R. Nielsen

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE REPORT

The Nominating and Corporate Governance Committee was established in 2006 and is responsible for defining and assessing qualifications for Board membership, identifying qualified Director candidates, assisting the Board in organizing itself to discharge its duties and responsibilities, and providing oversight on corporate governance practices and policies including an effective process for stockholders to communicate with the Board. The Nominating and Corporate Governance Committee is composed entirely of independent Directors and operates under a written charter. The Nominating and Corporate Governance Committee charter is available on VAALCO’s web site at www.vaalco.com and is available in print upon request. The Committee submits this report to stockholders to report on its role and corporate governance practices at VAALCO in 2006.

The Nominating and Corporate Governance Committee has established certain criteria it considers as guidelines in considering nominations to the Board of Directors. The criteria include:

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personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with VAALCO or its operations, and the availability and willingness to devote sufficient time to the duties of a director;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience in VAALCO’s industry and with relevant social policy concerns;

•	experience as a board member of another publicly held company; and

•	practical and mature business judgment.

The criteria are not exhaustive and the Nominating and Corporate Governance Committee and the Board of Directors may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings us a variety of perspectives and skills derived from high quality business and professional experience. In order to ensure that the Board consists of members with a variety of perspectives and skills, the Nominating and Corporate Governance Committee has not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board is a financial expert and a majority of the Board members meet all applicable independence requirements, the Nominating and Corporate Governance Committee does not have any specific skills that it believes are necessary for any individual director to possess. Instead, the Nominating and corporate Governance Committee evaluates potential nominees based on the contribution such nominee’s background and skills could have upon the overall functioning of the Board.

In making its nominations, the Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for Board service are re-nominated. As to new candidates, the committee will generally poll the Board members and members of management for recommendations. The Nominating and Corporate Committee may also review the composition and qualification of the boards of directors of VAALCO’s competitors, and may seek input from industry experts or analysts. The Nominating and Corporate Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the Nominating and Corporate Committee evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best represent

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stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Committee makes its recommendation to the Board of Directors. The Nominating and Corporate Committee may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

The Nominating and Corporate Governance Committee considers all candidates recommended by our stockholders. Stockholders may recommend candidates by writing to the Corporate Secretary at the address listed on page 1 of this proxy statement, stating the recommended candidate’s name and qualifications for Board membership. When considering candidates recommended by stockholders, the Nominating and Corporate Governance Committee follows the same Board membership qualifications evaluation and nomination procedures discussed above.

The Nominating and Corporate Governance Committee plays a leadership role in shaping our corporate governance. At least annually, the Nominating and Corporate Governance Committee will survey corporate governance best practices and review our corporate governance ratings to identify any opportunities to improve our corporate governance.

Respectfully submitted on March 8, 2007 by members of the Nominating and Corporate Governance Committee of the Board:

O. Donald Chapoton (Chairman)

Luigi Caflish

William S. Farish

COMPENSATION COMMITTEE REPORT

The Compensation Committee of VAALCO has reviewed and discussed with management the Compensation Discussion and Analysis beginning on the following page and, based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K.

Respectfully submitted on March 8, 2007, by members of the Compensation Committee of the Board:

Robert H. Allen (Chairman

Luigi Caflish

William S. Farish

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Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee

The Compensation Committee is responsible for VAALCO’s executive remuneration programs, authority over which it cannot delegate. The Compensation Committee is composed entirely of “independent outside directors”, as defined under Section 162(m) of the Internal Revenue Code, and each member is independent under the applicable rules of the NYSE.

In this compensation discussion and analysis, we discuss our compensation objectives, our decisions and the rationale behind those decisions relating to 2006 compensation for our named executive officers.

Objectives of Our Compensation Program

Our international strategy is to pursue selected opportunities that are characterized by reasonable entry costs, favorable economic terms, high reserve potential relative to capital expenditures and the availability of existing technical data that may be further developed. With respect to our current international properties, we seek to maximize the value of the reserves discovered in Gabon through exploitation of the Etame field and development of the Avouma, South Tchibala and Ebouri discoveries. We believe that we have unique management and technical expertise in identifying international opportunities and establishing favorable operating relationships with host governments and local partners familiar with the local practices and infrastructure. Our compensation program is designed to attract, retain, and motivate employees in order to effectively execute our business strategy.

What Our Compensation Program is Designed to Reward

Our compensation program is designed to reward performance that contributes to the achievement of our business strategy on both a short-term and long-term basis. In addition, we reward qualities that we believe help achieve our strategy such as teamwork; individual performance in light of general economic and industry specific conditions; performance that supports the company’s core values; resourcefulness; the ability to manage our existing corporate assets; the ability to explore new avenues to increase oil and gas production and reserves; level of job responsibility; and tenure with the company.

Elements of Our Compensation Program and Why We Pay Each Element

Our compensation program is comprised of four elements: base salary, cash bonus, long-term equity-based compensation and benefits.

We pay base salary in order to recognize each executive officer’s unique value and historical contributions to the company’s success in light of salary norms in the industry and the general marketplace; to match competitors for executive talent; to provide executives with sufficient, regularly-paid income; and to reflect position and level of responsibility.

We include an annual cash bonus as part of our compensation program because we believe this element of compensation helps to motivate management to achieve key corporate objectives by rewarding the achievement of these objectives. We also provide an annual cash bonus in order to be competitive from a total remuneration standpoint.

Long-term equity-based incentive compensation is an element of our compensation policy because we believe it aligns executives’ interests with the interests of the company’s shareholders; rewards long-term performance; is required in order for the company to be competitive from a total remuneration

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standpoint; to encourage executive retention; and to give executives the opportunity to share in the long-term performance of the company. Without exception awards are granted at exercise prices not less than the market value of the company’s common stock on the date of the grant and are not transferable (other than to the holder’s heirs or entities for the benefit of his or her heirs.) Therefore, equity-based incentives will have no realizable value unless the company’s stock price appreciates in value. These types of awards also provide a form of compensation that we believe is transparent and easy for stockholders to understand.

We offer benefits such as a 401(k) Plan and payment of insurance premiums in order to provide a competitive remuneration package.

How We Determine Each Element of Compensation

The Compensation Committee of our board of directors oversees our compensation programs. The committee’s primary purpose is to assist the board of directors in the discharge of its fiduciary responsibilities relating to fair and competitive compensation of the company’s executive officers. Consistent with the listing requirements of the New York Stock Exchange, the Compensation Committee is composed entirely of non-management members of our board of directors. The Compensation Committee meets each year to review the company’s compensation program and to determine compensation levels for the ensuing fiscal year.

In determining the elements of compensation, we consider various measures of company and industrial performance including stockholder’s return, debt levels, revenues, cash flow, capital expenditures, reserves of oil and gas, costs and other measures discussed herein. We compare the company’s progress against other independent oil and gas companies with whom the company competes for managerial talent and operationally. Few if any companies are an exact fit with the company so the peer group we use is made up mainly of domestic exploration companies with a presence offshore and/or internationally. These companies are ATP Oil and Gas Corp., Callon Petroleum Partners Ltd., Harvest Natural Resources, Inc. McMoran Exploration Co., Stone Energy, and Toreador Resources. Due to the company’s increasing size and complexity, we may from time to time retain an independent compensation consulting firm to assist the committee in evaluating the executive compensation program. We did not retain a consultant with respect to determining 2006 compensation.

Base Salary.    At its regularly scheduled meeting, the committee meets to review the base salaries of the company’s executive officers. During the first portion of the meeting, the committee reviews the compensation of the chief executive officer, and the chief executive officer is not present. Following this private session, the chief executive officer joins the meeting, and base salary levels of the company’s other executive officers are discussed with his input.

In setting base salaries, the committee takes into account a combination of subjective factors as well as data available from objective, professionally-conducted market studies obtained from a range of industry and general market sources. We generally target base salaries to be competitive with the salaries compared to CEOs and executive officers of comparable companies. Subjective factors the committee considers include individual achievements, the company’s performance, level of responsibility, experience, leadership abilities, increases or changes in duties and responsibilities and contributions to the company’s performance. For 2006, we increased base salaries for certain officers, including the CEO, in order to make salaries competitive with those of independent oil and gas companies with international operations.

Bonus.    The company has established a program whereby executive officers, senior management and other non-management personnel have the potential to receive a meaningful cash bonus if annual financial and operational objectives or goals, pre-established by the compensation committee, are met.

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At a regularly scheduled meeting, usually prior to the end of the year, the company’s board of directors approves the operating budget and financial forecast for the ensuing fiscal year. Based on the budget and forecast, the Compensation Committee sets various target for measures such as oil and gas production levels, operating expenses, pre-tax net income and cash flows from operations. In addition, non-financial targets are established such as exploration prospects to be generated, safety goals, accounting systems implementation and environmental regulations compliance goals.

A significant portion of each executive’s total compensation is dependent on achieving both the short and long term financial and strategic goals outlined above. Accordingly, at the end of each fiscal year, incentive bonuses, if any, will be awarded to the chairman of the board and chief executive officer and to the president and chief financial officer. In determining the incentive bonuses earned, the committee gives substantial weight to the company’s achievement of the goals and objectives set out in the company’s budget for the preceding year. The committee may also consider matters other than those set out in the schedule of goals and objectives in the budget such as stock performance for the previous budget year, indicated return on stockholders’ investment, corporate debt levels, revenues, change in oil and gas reserves, cash flow, capital expenditures and other items that are considered to be critical to our success, including safety performance and environmental performance. We do not assign these measures relative weights preferring to make a subjective determination after considering all measures collectively. The committee must find that the executive’s performance met or exceeded stated goals and objectives set out in the previous year’s annual budget. As an example, should the performance level be determined at 80%, then the incentive bonus would be 80% of base salary. In order for there to be an incentive bonus payment, performance has to meet or exceed 75%. Should the committee determine that the minimum standard of 75% has not been met, it may recommend that the board of directors consider payment of discretionary bonuses for the executive officers. Only with committee recommendations and board approval can the annual incentive bonus pay-out exceed 100% of each executive’s base salary.

In addition to the above, incentive bonuses may be paid to other employees as determined by the chairman and chief executive officer and president and chief financial officer. All incentive bonuses exceeding 100% of base salary must be approved by the Compensation Committee.

In 2006, the Compensation Committee decided to eliminate year-end bonuses and to award bonuses for prior year results at the end of the first quarter of the following year, when actual results for the entire year are known. Accordingly, no bonus amounts were incurred in 2006. In its discretion, the Compensation Committee decided to award bonuses in March of 2007 for fiscal 2006 results based upon our achievement of the following performance goals:

•	Achievement of oil and gas production targets
•	Achievement of Direct Operating Cost budget
•	Stewartship of the General and Administrative expense budget
•	Installation of the Avouma/South Tchibala platform in Gabon
•	Approval of the Ebouri Development Plan in Gabon
•	Exploration Department goals including goal to obtain at least one new major exploration concession
•	Implementation of Sarbanes Oxley controls and successful first audit
•	Safety and Environmental program goals

We provide executives the opportunity to defer receipt of earned annual incentives.

Long-Term Equity-Based Incentives. The Compensation Committee and/or our Board of Directors act as the manager of our incentive plans and perform functions that include selecting award recipients, determining the timing of grants and assigning the number of shares subject to each award,

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fixing the time and manner in which awards are exercisable, setting exercise prices and vesting and expiration dates, and from time to time adopting rules and regulations for carrying out the purposes of our plans. For compensation decisions regarding the grant of equity compensation to executive officers, our Compensation Committee typically considers recommendations from our chief executive officer. Typically, awards vest over multiple years but the committee maintains the discretionary authority to vest the equity grant immediately if the individual situation merits. In the event of a change of control, or upon the death, disability, retirement or termination of a grantee’s employment without good reason, all outstanding equity-based awards will immediately vest.

We have no set formula for granting awards to our executives or employees. In determining whether to grant awards and the amount of any awards, we take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package. Previous awards, whether vested or unvested, impact current year awards and grants.

In December 2006, the Compensation Committee approved the award of an aggregate of 1,810,500 options to purchase common stock were awarded to the company’s officers and employees, representing 3.1% of the outstanding common shares on the date of grant. A total of 19 employees and key consultants, and 5 non-employee directors received stock option awards, including the three named executive officers, who received an aggregate of 829,500 stock options or 45.8% of the total stock options granted in fiscal 2006. All stock options granted vest in three equal parts at twelve month intervals, with the first portion vesting one year after award, and are subject to forfeiture in the event of termination of employment (other than a termination not for good reason).

Benefits. We provide company benefits, or perquisites, that we believe are standard in the industry to all of our employees. These benefits consist of a group medical and dental insurance program for employees and their qualified dependents and a 401-K employee savings and protection plan. The costs of these benefits are paid for entirely by the company. The company does not provide employee life insurance amounts surpassing the Internal Revenue Service maximum. The company does not make matching contributions to the 401-K contribution of each qualified participant. The company pays all administrative costs to maintain the plan.

How Elements of Our Compensation Program are Related to Each Other

We view the various components of compensation as related but distinct and emphasize “pay for performance” with a significant portion of total compensation reflecting a risk aspect tied to long- and short-term financial and strategic goals. Our compensation philosophy is to foster entrepreneurship at all levels of the organization by making long-term equity-based incentives, in particular stock option grants, a significant component of executive compensation. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance. Our Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

Accounting and Tax Considerations

We have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the service provider is

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subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. The company has no employees with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit. However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interest of the stockholders, after taking into consideration changing business conditions or the executive’s individual performance and/or changes in specific job duties and responsibilities.

All equity awards to our employees, including executive officers, and to our directors have been granted and reflected in our consolidated financial statements, based upon the applicable accounting guidance, at fair market value on the grant date in accordance with SFAS No. 123R.

Termination of Employment Arrangements

The company has no employment contracts with any employee that requires more than 30 days notice of termination. There are no employment termination arrangements other than we will pay the cost to relocate its expatriate employees working overseas back to their home base along with their personal effects in the event of termination.

Stock Ownership Policy

Currently the company does not have a stock ownership policy that applies to our employees.

SUMMARY COMPENSATION TABLE

The following sets forth the compensation of VAALCO’s named executive officers in the fiscal year ended December 31, 2006. None of our named executive officers has an employment contract with VAALCO.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
R. L. Gerry, Chairman and CEO	2006	$370,700	$--	$208,314	$--	$--	$--	$579,014
W. R. Scheirman, President and Chief Financial Officer	2006	$264,000	$--	$132,805	$--	$--	$--	$396,805
G. M. Cutrer, Executive Vice President	2006	$131,112	$--	$44,933	$--	$--	$--	$176,045

(1)	Amounts include the aggregate proportionate fair value for stock option grants made under two grant years (2006, and 2005) that have been recognized as compensation costs for financial reporting purpose for the fiscal year ended December 31, 2006. The actual value of stock options granted in 2006, as reported in the “Grants of Plan-Based Awards” table below, for each of the named executive officers was: R. L. Gerry, $1,171,625; W. R. Scheirman, $966,875; and G. M Cutrer, $555,750.

One-third of the 2006 stock options vest on each anniversary after the date of grant and expire after 5 years. The grant date fair value was determined under FAS 123R for financial reporting purposes. For a discussion of the determination of fair value under FAS 123R for the 2006 grants, see Note 5, “Stock Based Compensation” to VAALCO’s Consolidated Financial Statements contained in VAALCO’s Annual Report on Form 10-K for the year ended December 31, 2006, and, for the 2005 grant, see Note 5, “Stock Based Compensation” to VAALCO’s Consolidated Financial Statements contained in VAALCO’s Annual Report on Form 10-K for the year ended December 31, 2005. The actual value that can be realized, if any, depends on the increase of VAALCO’s stock price above the exercise price between the vesting date and the exercise date. The exercise price for the 2006 grant is $7.97. The number of stock options granted to each of the named executive officers in 2006 was: R. L. Gerry, 360,500; W. R. Scheirman, 297,500; and G. M. Cutrer, 171,000. The exercise price for the 2005 grant is $3.85. The number of stock options granted to the named individuals in 2005 was: R. L. Gerry, 500,000; W. R. Scheirman, 300,000; and G. M. Cutrer, 82,000.

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GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
R. L. Gerry	12/11/2006	--	--	--	--	--	--	360,500	--	$7.97	$1,171, 625
W. R. Scheirman	12/11/2006	--	--	--	--	--	--	297,500		$7.97	$966,875
G. M. Cutrer	12/11/2006	--	--	--	--	--	--	171,000		$7.97	$555,750

(1)	Options granted December 11, 2006. Options have a five term and vest 33.33 percent at each anniversary of the date of grant for three years.

(2)	The exercise price is the closing price of VAALCO Stock on the December 11, 2006 grant date.

(3)	The grant date fair value was determined under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (FAS 123R) for financial reporting purposes. For a discussion of the determination of fair value of stock options under FAS 123R, see Note 5 “Stock Based Compensation” to VAALCO’s Consolidated Financial Statements contained in VAALCO’s Annual Report on Form 10-K for the year ended December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (10)
R. L. Gerry		(1)	360,500		$7.97	12/11/2011	--	--	--	--
	333,334	(2)	166,666		$3.85	1/12/2010	--	--	--	--
	666,666				$1.16	12/15/2007	--	--	--	--

W. R. Scheirman		(1)	297,500		$7.97	12/11/2011	--	--	--	--
	200,000	(2)	100,000		$3.85	1/12/2010	--	--	--	--
	278,333				$1.16	12/15/2007	--	--	--	--

G. M. Cutrer		(1)	171,000		$7.97	12/11/2011	--	--	--	--
	54,667	(2)	27,333		$3.85	1/12/2010	--	--	--	--
	41,667				$1.16	12/15/2007	--	--	--	--

(1)	Stock options vest at the rate of 33.33 percent per year, with the vesting dates of 12/11/07, 12/11/08 and 12/11/09.

(2)	Stock options vest on 1/12/07.

OPTION EXERCISES AND STOCK VESTED

	Option Awards	Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
R. L. Gerry	666,666(1)	$4,555,929	—	—
W. R. Scheirman	333,333(2)	$2,063,522	—	—
G. M. Cutrer	225,000(3)	$1,328,436	—	—

(1)	All 666,666 shares were from the exercise of stock options granted in 2003

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(2)	All 333,333 shares were from the exercise of stock options granted in 2003

(3)	All 225,000 shares were from the exercise of stock options granted in 2003.

PENSION BENEFITS TABLE

We do not have a qualified pension plan

NONQUALIFIED DEFERRED COMPENSATION

We do not contribute to any nonqualified deferred compensation benefits

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The named executive officers in VAALCO do not have employment contracts or any special guaranteed payments due upon retirement, nor are they eligible for enhanced severance or acceleration of outstanding equity grants in the event of a Change-in-Control of VAALCO.

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Directors’ Compensation

VAALCO’s compensation for non-employee Directors is designed to be competitive with VAALCO’s peer group (independent energy competitors), link rewards to business results and stockholder returns and facilitate increased ownership of VAALCO Stock. VAALCO does not have a retirement plan for non-employee Directors. VAALCO’s Executive Officers are not paid additional compensation for their services as Directors.

The Board Nominating and Governance Committee is responsible for evaluating and recommending to the independent members of the Board the compensation for non-employee Directors, and the independent members of the Board set the compensation. The executive officers have no role in determining or recommending the amount or form of compensation.

Directors are compensated for service on the Board of Directors or any committee thereof as follows:

•	$20,000 per annum payable in four quarterly installments;
•	$ 2,000 per Board meeting attended;
•	$ 1,000 per meeting for serving as Chairman of the Audit Committee;
•	$ 500 per Audit Committee meeting attended.
•	$ 1,000 per meeting for serving as Chairman of the Compensation Committee; and
•	$ 500 per Compensation Committee member

NON-EMPLOYEE DIRECTOR COMPENSATION DURING THE FISCAL YEAR ENDED DECEMBER 31, 2006

Amounts shown for each Director vary due to service as a Committee Chairperson for all or a portion of the year.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards		All Other Compensation	Total
Robert L. Allen	$30,000		$81,250	(1)	—	$111,250
Luigi Caflisch	$30,500		$81,250	(1)	—	$111,750
O. Donald Chapoton	$27,500		$321,250	(1)(2)	—	$348,750
William S. Farish	$28,500		$81,250	(1)	—	$109,750
Arne R. Nielsen	$25,000		$81,250	(1)	—	$106,250

(1)	Includes 25,000 options awarded on 12/11/2006 at an exercise price of $7.79. Options have a five year life.

(2)	Includes 100,000 options awarded 2/6/2006 at an exercise price of $6.20. Options have a five year life.

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Stock Ownership Information

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To our knowledge, the following table shows the ownership interest in VAALCO Stock as of March 27, 2007 for (i) one holder of more than five percent of our outstanding Common Stock; (ii) each non-employee Director and Director nominee and each of our named executive officers and (iii) all non-employee Directors and Director nominee and all executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding

Directors and Officers:

Robert L. Gerry, III	2,831,998	(1)	4.7%
W. Russell Scheirman	496,528	(2)	*
Gayla M. Cutrer	140,177	(3)	*
Robert H. Allen	25,000	(4)	*
Arne R. Nielsen	101,000	(5)	*
William S. Farish	500,000	(6)	*
Luigi P. Caflisch	25,000	(7)	*
O. Donald Chapoton	125,000	(8)	*

Common Stock owned by all directors and executive officers as a group (7 persons)	4,244,703		6.9%

5% Stockholders:

Barclays Global Investors NA Barclays Global Fund Advisors 45 Fremont Street San Francisco, CA 94105	3,504,626	(9)	5.97%

Columbia Wagner Asset Management L.P. WAM Acquisition G.P. Inc. 227 West Monroe Street Suite 300 Chicago, Illinois 60606	4,274,000	(10)	7.2%

* Less than 1%.

1.	Includes 1,166,667 shares that may be acquired subject to options exercisable within 60 days of which 666,667 are exercisable at $1.16 per share and 500,000 shares are exercisable at $3.85 per share. Also includes 956,000 shares held in a trust of which Mr. Gerry is a trustee and beneficiary.
2.	Includes 495,834 shares that may be acquired subject to options exercisable within 60 days of which 195,834 are exercisable at $1.16 per share and 300,000 are exercisable at $3.85 per share.
3.	Includes 122,667 shares that may be acquired subject to options exercisable within 60 days of which 41,667 are exercisable at $1.16 per share and 81,000 are exercisable at $3.85 per share.
4.	Includes 25,000 shares that may be acquired subject to options exercisable within 60 days exercisable at $7.97.
5.	Includes 100,000 shares that may be acquired subject to options exercisable within 60 days of which 25,000 are exercisable at $1.04 per share and 50,000 are exercisable at $3.85 per share and 25,000 of which are exercisable at $7.97 per share.
6.	Includes 175,000 shares that may be acquired subject to options exercisable within 60 days of which 100,000 are exercisable at $4.26 per share, 50,000 are exercisable at $3.85 per share and 25,000 are exercisable at $7.97 per share.

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7.	Includes 25,000 shares that may be acquired subject to options exercisable within 60 days exercisable at $7.97.
8.	Includes 125,000 shares that may be acquired subject to options exercisable within 60 days of which 100,000 are exercisable at $6.20 per share and 25,000 of which are exercisable at $7.97 per share.
9.	Based on Form 13G filed with the SEC on January 23, 2007. Based on this 13G, Barclays Global Investors NA and Barclays Global Fund Advisors have voting and disposition control over the shares of common stock.
10.	Based on Form 13G filed with the SEC on January 11, 2007. Based on the 13G, WAM Acquisition G.P., Inc. acts as general partner of Columbia Wagner Asset Management L.P. and has shared voting and disposition control over the shares. In addition, this 13G includes shares held by Columbia Alcorn Trust, for which WAM Acquisition G.P., Inc. acts as investment adviser.

SECTION 16(a) BENEFICIALOWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires Directors and executive officers to file, with the SEC, the NYSE and VAALCO, reports of initial ownership and changes in ownership of VAALCO equity securities. Based solely on a review of the reports furnished to VAALCO, we believe that during 2006 all of our Directors and executive officers timely filed all reports they were required to file under Section 16(a).

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Ratification of Independent Registered Public Accounting Firm

(Proposal 2 on the proxy form)

The Audit Committee, which is composed entirely of independent Directors, has selected Deloitte & Touche LLP as the independent registered public accounting firm to audit the consolidated financial statements of VAALCO and its subsidiaries for 2007 and VAALCO’s management assessment of and the effectiveness of internal control over financial reporting. The Board has endorsed this appointment. Deloitte & Touche LLP previously audited the consolidated financial statements of VAALCO during the two years ended December 31, 2006 and VAALCO’s management assessment of and the effectiveness of internal control over financial reporting as of December 31, 2006. During each of the two years ended December 31, 2006 and 2005, Deloitte & Touche LLP provided both audit and non-audit services.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for VAALCO by Deloitte & Touche LLP for the years ended December 31, 2006 and 2005, were as follows: (thousands of dollars)

Services Provided	2006	2005
Audit Services:
Audit Fees	$199	$178
Audit-Related Fees	6	5
Audit of Internal Controls Fees	189	227

Total Audit Fees and Audit-Related Fees	394	409

Tax Fees	51	36

Total	$445	$446

Audit Fees.    For the years ended December 31, 2006 and 2005, audit fees billed to VAALCO by its principal accounting firm, Deloitte & Touche LLP were for the audit of VAALCO’s annual financial statements, and for the review of VAALCO’s interim financial statements.

Audit-Related Fees.    For the year ended December 31, 2006, fees for audit related services were for debt compliance letters .

Audit of Internal Controls Fees.    For the year ended December 31, 2006 and 2005, fees billed to the company were for the audit of VAALCO’s compliance with Section 404 of the Sarbanes-Oxley Act of 2003.

Tax Fees.    For the years ended December 31, 2006 and 2005, fees billed to VAALCO for tax services were for review of federal and state income tax filings and for consultation in Gabon on payroll tax and value added tax matters.

Audit Committee Pre-Approval Policies and Procedures

The 2006 audit and non-audit services provided by Deloitte & Touche LLP were approved by the Audit Committee. The non-audit services which were approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the accounting firm’s independence.

The Audit Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the

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type of services to be provided by Deloitte & Touche LLP and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the accounting firm. The services and fees must be deemed compatible with the maintenance of the accounting firm’s independence, including compliance with SEC rules and regulations.

Throughout the year, the Audit Committee reviews any revisions to the estimates of audit and non-audit fees initially approved.

Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make statements if they desire and will be available to respond to appropriate questions. If the stockholders do not ratify the appointment of Deloitte & Touche LLP the Audit Committee will select another independent registered public accounting firm for the following year.

The Board unanimously recommends that you vote FOR the appointment of Deloitte & Touche LLP as VAALCO’s Independent Registered Public Accounting Firm.

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APPROVAL OF THE VAALCO ENERGY 2007 STOCK INCENTIVE PLAN

(Proposal 3 on the proxy form)

General

At a meeting held on March 9, 2007, the Board of Directors of VAALCO approved the VAALCO Energy, Inc. 2007 Stock Incentive Plan (the “2007 Stock Incentive Plan”), subject to the approval of the stockholders of VAALCO. At the Meeting, stockholders will be asked to approve and ratify the adoption of the 2007 Stock Incentive Plan. The Board of Directors believes that the approval of the 2007 Stock Incentive Plan is in the best interests of VAALCO and its Stockholders. The 2007 Stock Incentive Plan will authorize the Board of Directors to award grants at any time following the effective date of the 2007 Stock Incentive Plan. Accordingly, Stockholder approval of the 2007 Stock Incentive Plan will constitute approval of all awards made under the 2007 Stock Incentive Plan without further approval from the stockholders, except as may be required by the 2007 Stock Incentive Plan.

The 2007 Stock Incentive Plan is in addition to VAALCO’s existing stock option plans. See “Executive Compensation — Stock-Based Incentive Compensation Plans.”

The purpose of the 2007 Stock Incentive Plan is to foster and promote the long-term financial success of VAALCO and to increase stockholder value by attracting, motivating and retaining key employees, key consultants and directors and providing such participants in the 2007 Stock Incentive Plan with a program for obtaining an ownership interest in VAALCO that links and aligns their personal interests with those of VAALCO’s stockholders, thus enabling such participants to share in the long-term growth and success of VAALCO. To accomplish these goals, the 2007 Stock Incentive Plan permits the granting of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, and other stock-based awards, some of which may require the satisfaction of performance-based criteria in order to be payable to participants. If approved, the 2007 Stock Incentive Plan will be an important component of the total compensation package offered to employees, key consultants and directors, reflecting the importance that VAALCO places on motivating and rewarding superior results with long-term, performance-based incentives.

The Board of Directors unanimously recommends that stockholders vote FOR the proposal to approve the VAALCO Energy, Inc. 2007 Stock Incentive Plan.

Description of the 2007 Plan

This section summarizes the material terms of the 2007 Plan. For additional details regarding the 2007 Plan you should refer to the full text of the 2007 Plan, a copy of which is attached to this proxy statement as Appendix A. This summary is qualified in its entirety by reference to the 2007 Plan.

Administration.    The 2007 Plan is administered by the Compensation Committee of the Board of Directors (“Committee”). Members of the Committee must qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986 and as “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Subject to the terms of the 2007 Plan, the Committee has the power to select the persons eligible to receive awards under the 2007 Plan, the type and amount of incentive awards to be awarded, and the terms and conditions of such awards. The Committee may delegate its authority under the 2007 Plan described in the preceding sentence to officers of VAALCO, but may not delegate its authority to grant awards under the 2007 Plan or take any action in contravention of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or the performance-based compensation exception under Section 162(m) of the Internal Revenue Code. The Committee also has the authority to interpret the 2007 Plan, and to establish, amend or waive rules necessary or appropriate for the administration of the 2007 Plan.

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Eligibility.    Any employee or consultant of VAALCO (or its subsidiary) or a director of VAALCO who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of VAALCO, is eligible to participate in the 2007 Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 1,000,000 shares of common stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $20,000,000.

Shares Subject to the 2007 Plan.    The maximum number of shares of VAALCO’s common stock, par value $.10 per share, that may be delivered pursuant to awards granted under the 2007 Plan is 5,000,000 shares of common stock. Any shares subject to an award under the 2007 Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise cancelled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2007 Plan. A maximum of 5,000,000 shares of common stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2007 Plan is subject to adjustment by the Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2007 Plan, VAALCO may issue authorized but unissued shares, treasury shares, or shares purchased by VAALCO on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.

Limited Transferability of Awards.    Awards granted under the 2007 Plan may not be sold, transferred, pledged or assigned, except by will or the laws of descent and distribution or a qualified domestic relations order. However, the Committee may, in its discretion, authorize in the applicable award agreement the transfer, without consideration, of all or a portion of a nonstatutory stock option for the benefit of immediate family members.

Amendment of the 2007 Plan.    The Board of Directors has the power and authority to terminate or amend the 2007 Plan at any time; provided, however, the Board may not, without the approval of stockholders:

•	other than as a result of a dilutive event, increase the maximum number of shares which may be issued under the 2007 Plan;
•	amend the requirements as to the class of employees eligible to receive common stock under the 2007 Plan;
•	extend the term of the Plan;
•	increase the maximum limits on awards to covered employees as set for compliance with Section 162(m) of the Internal Revenue Code; or
•	decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Securities Exchange Act of 1934.

In addition, to the extent that the Committee determines that the listing requirements of any national securities exchange or quotation system on which VAALCO’s common stock is then listed or quoted, or the Internal Revenue Code or regulations promulgated thereunder, require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages, the 2007 Plan will not be amended without approval of VAALCO’s stockholders. No amendment to the 2007 Plan may adversely affect, in any material way, any rights of a holder of an outstanding award under the 2007 Plan without such holder’s consent.

Change in Control.    Unless provided otherwise in the applicable award agreement, in the event of a change in control, all outstanding awards shall become 100% vested, free of all restrictions,

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immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the change in control. A “change in control” generally means the occurrence of any one or more of the following events:

•	The acquisition by any individual, entity or group of beneficial ownership of 50% or more of VAALCO’s common stock or combined voting power;
•

Individuals who constitute the Board of Directors of VAALCO as of the effective date of the 2007 Plan, or successors to such members approved by the then Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors;

•	Approval by the stockholders of VAALCO of a merger or the sale or other disposition of all or substantially all of the assets of VAALCO; or
•	The adoption of any plan or proposal for the liquidation or dissolution of VAALCO.

The then Board of Directors may determine that any of the events described above will not constitute a change in control under the Plan if deemed in the best interests of VAALCO.

Award Agreements and Term.    All awards under the 2007 Plan will be authorized by the Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. No stock options may be exercisable for more than 10 years from the date of grant, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent of VAALCO’s common stock, five years from the date of grant. In no event may incentive stock options be granted after the expiration of 10 years from the effective date of the 2007 Plan.

Stock Options.    A grant of a stock option entitles a participant to purchase from VAALCO a specified number of shares of common stock at a specified price per share. In the discretion of the Committee, stock options may be granted as nonstatutory stock options or incentive stock options, but incentive stock options may only be granted to employees. The exercise price of each stock option is set by the Committee, but all stock options granted under the 2007 Plan must have an exercise price that is equal to or greater than 100% of the market value as of the grant date of the shares covered by the option (except as described in this paragraph). The 2007 Plan does not allow “discounted” stock options. Thus, an individual would be able to profit from an option only if the fair market value of VAALCO’s common stock increases after the option is granted and vests. An exception may be made only for options that VAALCO grants to substitute for options held by employees of companies that VAALCO acquires, in which case the exercise price preserves the economic value of the employee’s cancelled stock option from his or her former employer.

An option cannot exercised until it vests. The Committee establishes the vesting schedule at the time the option is granted. Vesting typically requires continued employment or service by the participant for a period of years. A vested option may be exercised only before it expires.

The aggregate fair market value of the common stock with respect to which incentive stock options become first exercisable by any participant during any calendar year cannot exceed $100,000. The purchase price per share of common stock which may be purchased under an incentive stock option must be at least equal to the fair market value of VAALCO’s common stock as of the grant date or, if the incentive stock option is granted to an employee who owns or is deemed to own more than ten percent of VAALCO’s common stock, 110% of the fair market value of the common stock on the grant date.

The exercise price for shares of common stock acquired on exercise of a stock option must be made in full at the time of the exercise. Payment may be paid in cash, or, if approved by the Committee, delivery of shares of VAALCO’s common stock that have been held by the optionee with a fair market value equal to the exercise price of the stock option, the withholding of shares that would otherwise be

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issuable upon exercise, participation in a broker-assisted “cashless exercise” arrangement, or payment of any other form of consideration acceptable to the Committee.

Stock Appreciation Rights (SARs).    SARs are awards that are subject to vesting and payment of an exercise price, which provide a participant the right to receive an amount of money equal to (1) the number of shares exercised, (2) times the amount by which the then-current value of VAALCO’s common stock exceeds the exercise price. The exercise price cannot be less that 100% of the fair market value of the common stock on the date of grant. Thus, an individual would be able to profit from an SAR only if the fair market value of VAALCO’s common stock increases after the SAR is granted and vests. Each SAR is subject to a vesting schedule established by the Committee and expires under the same rules that apply to options.

Restricted Stock.    A grant of restricted stock is an award of shares of Company’s common stock subject to restrictions or limitations set forth in the 2007 Plan and in the related award agreement. The award agreement for restricted stock will specify the time period during which such award may be subject to forfeiture and any performance goals that must be met to remove any restrictions on such award. Except for limitations on transfer or other limitations set forth in the award agreement, holders of restricted stock have all of the rights of a stockholder of VAALCO, including the right to vote the shares, and, if provided in the award agreement, the right to receive any dividends.

Other Awards.    The Committee may grant to any participant other forms of awards payable in shares of VAALCO’s common stock or cash. The terms and conditions of such other form of award will be specified in the award agreement. Such awards may be granted for no cash consideration other than services already rendered, or for such other consideration as may be specified by the award agreement.

Performance-Based Awards.    Awards may be granted under the 2007 Plan that are subject to the attainment of pre-established performance goals over a specified performance period. Performance-based awards may be payable in stock or cash. Performance shares (also referred to as “restricted stock units” or “stock awards”) and performance units result in a payment to the participant in shares or cash, as determined by the Committee, if the performance goals and/or other vesting criteria (for example, continued service with VAALCO) set by the Committee are satisfied. The award agreement for a performance-based award will specify the performance period, the performance goals to be achieved during the performance period, and the maximum or minimum settlement values. Performance shares and performance units that are settled in shares are very similar to awards of restricted stock, except that in the case of performance shares and performance units, any vested shares are not issued until the payment date specified in the award. In the case of an award of restricted stock, the shares are issued promptly after the grant date but are subject to a vesting schedule.

Termination of Employment, Death, Disability and Retirement.    Unless otherwise provided in an award agreement, upon the termination of a participant’s employment the non-vested portions of all outstanding awards will terminate immediately. Subject to different provisions which may be specified in any particular award agreement, the period during which vested awards may be exercised following a termination of employment are described below. If a participant’s employment is terminated for any reason other than as a result of death, disability, retirement or for cause, the vested portion of such award is exercisable for the lesser of the expiration date set forth in the applicable award agreement or 120 days after the date of termination of employment. In the event of the termination of participant’s employment for cause, all vested awards immediately expire. Upon a participant’s retirement, any vested award will expire on the earlier of the expiration date set forth in the award agreement for such award or six months after the date of retirement (three months in the case of incentive stock options). Upon the death or disability of a participant, any vested award will expire on the earlier of the expiration date set forth in the award agreement or the one year anniversary date of the participant’s death or disability.

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Federal Income Tax Consequences

The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences associated with the grant of awards under the 2007 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances, thus the tax consequences for any particular individual may be different. Also, this information may not be applicable to any employees of foreign subsidiaries or to participants who are not residents of the United States.

Nonstatutory Stock Options and Stock Appreciation Rights (SARs).    A participant receiving a nonstatutory stock option or SAR that has been issued with an exercise price not less than the fair market value of VAALCO’s common stock on the grant date will not recognize income and VAALCO will not be allowed a deduction at the time such an option is granted. When a participant exercises a nonstatutory stock option or SAR, the difference between the exercise price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by VAALCO. When a participant disposes of shares acquired by the exercise of the option or SAR, any additional gain or loss will be a capital gain or loss.

Incentive Stock Options.    Incentive stock options granted under the 2007 Plan are intended to meet the requirements of Section 422 of the Internal Revenue Code. A participant receiving a grant of incentive stock options will not recognize taxable income and VAALCO will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by VAALCO (or its subsidiary) or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to VAALCO) but the excess of the fair market value of the shares acquired by such exercise over the exercise price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the grant date and one year after the date of transfer of the shares to the participant (i.e., the statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and VAALCO will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (i.e., a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the exercise price (but not more than the gain on the disposition if it is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and VAALCO will be entitled to a federal tax deduction in a like amount), and the balance of any gain will be capital gain. To the extent that the aggregate fair market value of stock (determined on the grant date) with respect to which incentive stock options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as nonstatutory stock options.

Payment Using Shares.    If a participant pays the exercise price of a nonstatutory or incentive stock option with previously-owned shares of VAALCO’s common stock, and the transaction is not a Disqualifying Disposition of an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a nonstatutory stock option is being exercised. The participant does not recognize income and VAALCO receives no deduction as a result of the tax-free portion of the exchange transaction.

Restricted Stock, Performance Units and Performance Shares.    A recipient of restricted stock, performance units or performance shares will not have taxable income upon grant. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the

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shares (or cash) received minus any amount paid for the shares. For restricted stock only, a recipient may instead elect to be taxed at the time of grant by making an election under Section 83(b) of the Internal Revenue Code. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the vesting date or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and deductible for federal income tax purposes by VAALCO. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss.

Certain Limitations on Deductibility of Executive Compensation.    With certain exceptions, Section 162(m) of the Internal Revenue Code denies a deduction to a publicly held corporation for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonstatutory stock option or stock appreciation right, or the disqualifying disposition of stock purchased pursuant to an incentive stock option). One such exception applies to certain performance-based compensation as described in Section 162(m), provided that such compensation has been approved by stockholders and certain other requirements are met. If approved by our stockholders, we believe that the nonstatutory stock options and other performance-based awards granted under the 2007 Plan should qualify for the performance-based compensation exception to Section 162(m).

Section 409A.    Section 409A of the Internal Revenue Code provides certain new requirements for non-qualified deferred compensation arrangements. These include new requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or after the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form of distribution after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Awards granted under the 2007 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. The Internal Revenue Service has not issued final regulations under Section 409A and, accordingly, the requirements of Section 409A and the application of those requirements to awards issued under the 2007 Plan are not entirely clear.

ERISA.

The Company believes that the 2007 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The 2007 Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Awards Granted under the 2007 Stock Incentive Plan

At April 12, VAALCO estimates that approximately 24 officers, employees, key consultants and directors were eligible to participate in the 2007 Stock Incentive Plan. Because the Committee has the discretion to grant awards under the 2007 Stock Incentive Plan, it is not possible as of the date of this proxy statement to determine future awards that will be received by executive officers, employees, key consultants and directors under the 2007 Stock Incentive Plan. On March 24, 2007, the closing price of VAALCO’s common shares on the New York Stock Exchange was $20.22 per share.

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Securities Authorized for Issuance under Equity Compensation Plans

As of December 31, 2006, VAALCO had the following securities issuable pursuant to outstanding option award agreements, weighted-average option exercise price, and remaining shares reserved for future issuance under VAALCO’s existing Stock Incentive Plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	1,422,336	$1.95	--
Equity compensation plans not approved by security holders	2,946,345	$6.28	--

Total	4,368,671	$4.87	--

The Board unanimously recommends that you vote for the adoption of the 2007 stock incentive plan.

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Stockholder Proposals

2007 QUALIFYING STOCKHOLDER PROPOSALS

The Board welcomes dialogue on the topics presented in the stockholder proposals on the following pages. VAALCO is continually striving to proactively and transparently communicate on these and other issues of interest to VAALCO and its stockholders. The Board urges stockholders to read the proxy statement, the Annual Report and the Corporate Responsibility Report, as well as the other information presented on the VAALCO Web site.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

VAALCO’s Restated Certificate of Incorporation precludes taking actions on any proposal that is not included in the proxy statement unless the Board decides to waive the restriction.

If a stockholder wishes to present a proposal for action at the Annual Meeting in 2008, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by the Corporate Secretary no later than January 8, 2008. Proposals we receive after that date will not be included in the proxy statement or acted upon at the 2008 Annual Meeting. We urge stockholders to submit proposals by overnight mail addressed to VAALCO Corporation, Attn: Corporate Secretary, 4600 Post Oak Place, Suite 309, Houston, Texas, 77027 or by facsimile to (713) 623-0982.

We will provide the name, address and share ownership of the stockholder submitting a qualifying proposal upon a stockholder’s oral or written request.

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Appendix A

VAALCO ENERGY, INC.

2007 STOCK INCENTIVE PLAN

(As Effective May 1, 2007)

TABLE OF CONTENTS

i

VAALCO ENERGY, INC.

2007 STOCK INCENTIVE PLAN

SECTION 1.

GENERAL PROVISIONS RELATING TO

PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1 Background and Purpose

VAALCO Energy, Inc., a Delaware corporation (the “Company”), has adopted this plan document, entitled “VAALCO Energy, Inc. 2007 Stock Incentive Plan” (the “Plan”), effective as of May 1, 2007 (the “Effective Date”).

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date to the extent required by Code Section 422(b)(2).

1.2	Definitions

The following terms shall have the meanings set forth below:

(a)      Authorized Officer.    The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(b)       Board.    The Board of Directors of the Company.

(c)      Cause.    When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); or (v) the engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect.

(d)      CEO.    The Chief Executive Officer of the Company.

(e)      Change in Control.    Any of the events described in and subject to Section 6.8.

(f)      Code.    The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(g)      Committee.    The committee appointed by the Board to administer the Plan. If the Company is a Publicly Held Corporation, the Plan shall be administered by the Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

(h)      Common Stock.    The common stock of the Company, $.10 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(i)      Company.    VAALCO Energy, Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.

(j)      Consultant.    Either an independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or Employee and who, in the opinion of the Committee, is (i) in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(k)      Covered Employee.    A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation Section 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

(l)      Disability.    As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required in the opinion of such physician.

(m)      Employee.    Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

(n)      Employment.    Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.

The term “Employment” for purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) or (ii) current membership on the Board by an Outside Director.

All determinations regarding Employment, and termination of Employment, in each case under this Plan, shall be made by the Committee in its discretion.

(o)      Exchange Act.    The Securities Exchange Act of 1934, as amended.

(p)      Fair Market Value.    While the Company is a Publicly Held Corporation, the Fair Market Value of one Share on the date in question shall be (i) the closing sales price on such day for a Share as quoted on the New York Stock Exchange (the “NYSE”), the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or the other national securities exchange on which Shares are then principally listed or admitted to trading, or (ii) if not quoted on the NYSE or other national securities exchange, or the NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances. With respect to Stock Options, SARs, and other Incentive Awards subject to Code Section 409A, such Fair Market Value shall be determined by the Committee consistent with the requirements of Section 409A in order to satisfy the exception under Section 409A for stock rights.

(q)      Grantee.    Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

(r)      Immediate Family.    With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(s)      Incentive Agreement.    The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.

(t)      Incentive Award.    A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option (ISO), Stock Appreciation Right (SAR), Restricted Stock Award, Restricted Stock Unit or Other Stock-Based Award, as well as any Supplemental Payment with respect thereto.

(u)      Incentive Stock Option or ISO.    A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.

(v)      Insider.    If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(w)      Nonstatutory Stock Option.    A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(x)      Option Price.    The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(y)      Other Stock-Based Award.    An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(z)      Outside Director.    A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

(aa)      Parent.    Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).

(bb)      Performance-Based Award.      A grant of an Incentive Award under the Plan pursuant to Section 5 that is intended to satisfy the Performance-Based Exception.

(cc)      Performance-Based Exception.    The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and

Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(dd)      Performance Criteria.    The business criteria that are specified by the Committee pursuant to Section 5 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the particular Incentive Award to occur, as specified in the particular Incentive Agreement.

(ee)      Performance Period.    A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award that is intended to qualify for the Performance-Based Exception.

(ff)      Plan.    VAALCO Energy, Inc. 2007 Stock Incentive Plan, as effective on the Effective Date, which is set forth herein and as it may be amended from time to time.

(gg)      Plan Year.    The calendar year.

(hh)      Publicly Held Corporation.    A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(ii)      Restricted Stock.    Common Stock that is issued or transferred to a Grantee pursuant to Section 3.

(jj)      Restricted Stock Award.    An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

(kk)      Restricted Stock Unit.    A unit granted to a Grantee pursuant to Section 4.1 which entitles him to receive a Share or cash on the vesting date, as specified in the Incentive Agreement.

(ll)      Restriction Period.    The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(mm)      Retirement.    The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.

(nn)      Share.    A share of the Common Stock of the Company.

(oo)      Share Pool.    The number of shares authorized for issuance under Section 1.4, as adjusted for (i) awards and payouts under Section 1.5 and (ii) changes and adjustments as described in Section 6.6.

(pp)      Spread.    The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(qq)      Stock Appreciation Right or SAR.    A Stock Appreciation Right as described in Section 2.4.

(rr)      Stock Option or Option.    Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Nonstatutory Stock Option granted to an Employee,

Consultant or Outside Director, where under such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.

(ss)      Subsidiary.    Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.

(tt)      Supplemental Payment.    Any amount, as described in Sections 2.5, 3.4 and/or 4.3, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

1.3	Plan Administration

(a)      Authority of the Committee.    Except as may be limited by law and subject to the provisions herein, the Committee shall have the complete power and authority to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

(b)      Meetings.    The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, by written consent of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c)      Decisions Binding.    All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

(d)      Modification of Outstanding Incentive Awards.    Subject to the shareholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A (unless otherwise determined by the Committee), or (iv) does not contravene the requirements of the Performance-Based Exception under Code Section 162(m). With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees of ISOs who are 10% or greater shareholders pursuant to Section 1.7(b)).

(e)      Delegation of Authority.    The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time including, without limitation, the authority to recommend Grantees and the form and terms of their Incentive Awards; provided, however, the Committee may not delegate to any person the authority (i) to grant Incentive Awards or (ii) if the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

(f)      Expenses of Committee.    The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(g)      Surrender of Previous Incentive Awards.    The Committee may, in its discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled. No surrender of Incentive Awards shall be made under this Section 1.3(g) if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A (unless otherwise determined by the Committee).

(h)      Indemnification.     Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled (i) under the Company’s Articles or Certificate of Incorporation or Bylaws, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company may have to indemnify them or hold them harmless.

1.4	Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) five million (5,000,000) Shares of Common Stock. Pursuant to Section 1.5, the number of Shares that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The aggregate number of Shares which may be issued upon exercise of ISOs shall be five million (5,000,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum number of reserved Shares, the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

During any period that the Company is a Publicly Held Corporation, then unless the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

(a) Subject to adjustment as provided in Section 6.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be one million (1,000,000) Shares.

(b) The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made to any Covered Employee shall be Twenty Million Dollars ($20,000,000).

(c) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).

(d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5	Share Pool Adjustments for Awards and Payouts

The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a)      Stock Option;

(b)      SAR;

(c)      Restricted Stock Award; and

(d)      A payout of a Restricted Stock Unit or Other Stock-Based Award in Shares.

The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a)      A payout of a Restricted Stock Award, Restricted Stock Unit, SAR, or Other Stock-Based Award in the form of cash and not Shares (but not the “cashless” exercise of a Stock Option with a broker, as provided in Section 2.3(a));

(b)      A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

(c)      Payment of an Option Price by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares withheld in payment of the Option Price).

1.6	Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) Shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7	Participation

(a)      Eligibility.    The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

(b)      Incentive Stock Option Eligibility.    No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.

1.8	Types of Incentive Awards

The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock Awards and Supplemental

Payments as described in Section 3, Restricted Stock Units and Other Stock-Based Awards and Supplemental Payments as described in Section 4, or any combination of the foregoing.

SECTION 2.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1	Grant of Stock Options

The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless whether any Stock Option previously granted to such person remains unexercised.

2.2	Stock Option Terms

(a)      Written Agreement.    Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

(b)      Number of Shares.    Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c)      Exercise Price.    The exercise price per Share of Common Stock under each Stock Option shall be (i) not less than 100% of the Fair Market Value per Share on the date the Stock Option is granted and (ii) specified in the Incentive Agreement; provided, however, if the Grantee of an ISO is a 10% or greater shareholder pursuant to Section 1.7(b)), the exercise price for the ISO shall not be less than 110% of the Fair Market Value on the date of grant. Each Stock Option shall specify the method of exercise which shall be consistent with Section 2.3(a).

(d)      Term.    In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall not be more than (i) ten (10) years from the date of grant, or (ii) five (5) years from the date of grant for an ISO granted to 10% or greater shareholder pursuant to Section 1.7(b)).

(e)      Exercise.    The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such terms and conditions shall be set forth in the Incentive Agreement.

(f)      $100,000 Annual Limit on Incentive Stock Options.    Notwithstanding any contrary provision in the Plan, a Stock Option designated as an ISO shall be an ISO only to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares of Common Stock with respect to which ISOs are exercisable for the first time by the Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) does not exceed $100,000. This limitation shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. To the extent that a Stock Option intended to constitute an ISO exceeds the $100,000 limitation (or any other limitation under Code Section 422), the portion of the Stock Option that exceeds the $100,000 limitation (or violates any other limitation under Code Section 422) shall be deemed a Nonstatutory Stock Option. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged.

2.3	Stock Option Exercises

(a)      Method of Exercise and Payment.    Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company which must be received as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

Subject to Section 6.4, during the lifetime of a Grantee, each Option granted to the Grantee shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

(b)      Restrictions on Share Transferability.    The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with applicable federal and state laws and regulations.

Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c)      Notification of Disqualifying Disposition of Shares from Incentive Stock Options.    Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

(d)      Proceeds of Option Exercise.    The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4	Supplemental Payment on Exercise of Nonstatutory Stock Options

The Committee, either at the time of grant or exercise of any Nonstatutory Stock Option, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. No Supplemental Payments will be made with respect to any SARs or ISOs.

2.5	Stock Appreciation Rights

(a)      Grant.    The Committee may grant Stock Appreciation Rights to any Employee, Consultant or Outside Director. Any SARs granted under the Plan are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.

(b)      General Provisions.    The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee but shall not be greater than ten (10) years from the date of grant. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

(c)      Exercise.    SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.

(d)    Settlement.    Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Incentive Agreement, within 30 calendar days of the exercise date. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of a SAR.

SECTION 3.

RESTRICTED STOCK

3.1	Award of Restricted Stock

(a)      Grant.    With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock, which may be designated as a Performance-Based Award in the discretion of the Committee, may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.

(b)      Immediate Transfer Without Immediate Delivery of Restricted Stock.    Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award granted to a Covered Employee, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

Shares awarded pursuant to a grant of Restricted Stock, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2	Restrictions

(a)      Forfeiture of Restricted Stock.    Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.

(b)      Issuance of Certificates.    Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the VAALCO Energy, Inc. 2007 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and VAALCO Energy, Inc. A copy of the Plan and Incentive Agreement are on file in the main corporate office of VAALCO Energy, Inc.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

(c)      Removal of Restrictions.    The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.

3.3	Delivery of Shares of Common Stock

Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.

3.4	Supplemental Payment on Vesting of Restricted Stock

The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 4.

OTHER STOCK-BASED AWARDS

4.1	Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company (or any Parent or Subsidiary). As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.

In addition to Other Stock-Based Awards that are payable in Shares, the Committee may award Restricted Stock Units to a Grantee that are payable in Shares or cash, or in a combination thereof. Restricted Stock Units are not intended to be deferred compensation that is subject to Code Section 409A. During the period beginning on the date such Incentive Award is granted and ending on the payment date specified in the Incentive Agreement, the Grantee’s right to payment under the Incentive Agreement must remain subject to a “substantial risk of forfeiture” within the meaning of such term under Code Section 409A. In addition, payment to the Grantee under the Incentive Agreement shall be made within two and one-half months (2  1/2) months following the end of the calendar year in which the substantial risk of forfeiture lapses unless an earlier payment date is specified in the Incentive Agreement.

4.2	Other Stock-Based Award Terms

(a)      Written Agreement.    The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

(b)      Purchase Price.    Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services rendered (in the case of authorized and unissued shares), or to be rendered, by the Grantee, or (ii) as otherwise specified in the Incentive Agreement.

(c)      Performance Criteria and Other Terms.    The Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

4.3	Supplemental Payment on Other Stock-Based Awards

The Committee, either at the time of grant or vesting of an Other Stock-Based Award, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Other Stock-Based Award and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 5.

PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA

As determined by the Committee at the time of grant, Performance-Based Awards may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) (the “Performance Criteria”) in order to qualify for the Performance-Based Exception:

(a)	profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b)	profit-related return ratios;

(c)	return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d)	cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e)	earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f)	net sales growth;

(g)	net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h)	gross, operating or net profit margins;

(i)	productivity ratios;

(j)	share price (including, but not limited to, growth measures and total shareholder return);

(k)	turnover of assets, capital, or inventory;

(l)	expense targets;

(m)	margins;

(n)	measures of health, safety or environment;

(o)	operating efficiency;

(p)	customer service or satisfaction;

(q)	market share;

(r)	credit quality;

(s)	debt ratios (e.g., debt to equity and debt to total capital); and

(t)	working capital targets.

Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period. In the Incentive Agreement, the Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception on its grant date.

In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, or related to the disposal of a segment of business or a change in accounting principle, each as determined in accordance with the standards under Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or any successor or other authoritative financial accounting standards, as determined by the Committee). The terms of the stated Performance Criteria for each applicable Incentive Award, whether for a Performance Period of one (1) year or multiple years, must preclude the Committee’s discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Grantee in the Committee’s discretion.

The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function or business unit. The Committee may establish the Performance Criteria of the Company (or any entity which is affiliated by common ownership with the Company) as determined and designated by the Committee, in its discretion, in the Incentive Agreement.

Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent person or entity having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply, and (d) based on operating earnings, performance against peers, earnings criteria or such other criteria as provided in this Section 5.

SECTION 6.

PROVISIONS RELATING TO PLAN PARTICIPATION

6.1	Incentive Agreement

Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

6.2	No Right to Employment

Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

6.3	Securities Requirements

The Company shall be under no obligation to effect the registration of any Shares to be issued hereunder pursuant to the Securities Act of 1933 or to effect similar compliance under any state securities laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

6.4	Transferability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.4 shall be void and ineffective. All determinations under this Section 6.4 shall be made by the Committee in its discretion.

6.5	Rights as a Shareholder

(a)      No Shareholder Rights.    Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.

(b)      Representation of Ownership.    In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.

6.6	Change in Stock and Adjustments

(a)      Changes in Law or Circumstances.    Subject to Section 6.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b)      Exercise of Corporate Powers.    The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c)      Recapitalization of the Company.    Subject to Section 6.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the

Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 6.6(c).

(d)      Issue of Common Stock by the Company.    Except as hereinabove expressly provided in this Section 6.6 and subject to Section 6.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

(e)      Assumption under the Plan of Outstanding Stock Options.    Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

(f)      Assumption of Incentive Awards by a Successor.    Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A

“Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this Section 6.6(f), but subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:

(i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 6.6(f).

6.7	Termination of Employment, Death, Disability and Retirement

(a)      Termination of Employment.    Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) one hundred twenty (120) days after the date of his termination of Employment.

(b)      Termination of Employment for Cause.    Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(c)      Retirement.    Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon the termination of Employment due to the Grantee’s Retirement:

(i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three (3) months after his termination date in the case of an Incentive Stock Option.

(d)      Disability or Death.    Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon termination of Employment as a result of the Grantee’s Disability or death:

(i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one (1) year anniversary date of the Grantee’s termination of Employment date.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 6.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 6.7(d) has occurred.

(e)      Continuation.    Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. No amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

6.8	Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:

(a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b) all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(c) all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 6.8(c) (below) are satisfied;

(b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

(d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

(e) The adoption of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the occurrence of any of the foregoing events set out in this Section 6.8 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board (i) prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or (ii) after such event only if made by the Board, a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.

Notwithstanding the foregoing provisions of this Section 6.8, to the extent that any payment or acceleration hereunder is subject to Code Section 409A for deferred compensation, then the term Change in Control hereunder shall be construed to have the meaning as set forth in Code Section 409A(2)(A)(v), but only to the extent inconsistent with the foregoing provisions of the Change in Control definition (above) as determined by the Committee.

6.9	Exchange of Incentive Awards

The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards. No exchange of Incentive Awards shall be made under this Section 6.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A unless otherwise determined by the Committee.

SECTION 7.

GENERAL

7.1	Effective Date and Grant Period

The Plan shall be subject to the approval of the shareholders of the Company within twelve (12) months after the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained within such 12-month period, any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, shareholders of the Company in accordance with the requirements of the Performance-Based Exception.

7.2	Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. The Company, Board, and Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3	Withholding Taxes

(a)      Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

(b)      Share Withholding.    With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

(c)      Incentive Stock Options.    With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.

7.4	No Guarantee of Tax Consequences

The Company, Board and the Committee do not make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5	Designation of Beneficiary by Participant

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee (or its delegate), and received and accepted during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

7.6	Deferrals

The Committee shall not permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares under the terms of his Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Incentive Award, or the satisfaction of any requirements or goals with respect to any Incentive Awards.

7.7	Amendment and Termination

The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:

(a) except as provided in Section 6.6, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4;

(b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

(c) extend the term of the Plan; or,

(d) if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company.

No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s shareholders.

7.8	Requirements of Law

(a)      Governmental Entities and Securities Exchanges.    The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law or regulation. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

The Company shall not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would constitute a violation by the Grantee or any other individual exercising the Incentive Award, or the Company, of any provision of any law or regulation of any governmental authority, including without limitation, any federal or state securities law or regulation. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Incentive Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual pursuant to an Incentive Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Incentive Award. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Incentive Award or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Incentive Award shall not be exercisable until the Shares covered thereby are registered or are exempt from registration, the exercise of such Incentive Award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

(b)      Securities Act Rule 701.    If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701 (e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

7.9	Rule 16b-3 Securities Law Compliance for Insiders

If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10	Compliance with Code Section 162(m) for Publicly Held Corporation

If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

7.11	Compliance with Code Section 409A

It is intended that Incentive Awards granted under the Plan shall be exempt from, or in compliance with, Code Section 409A, unless otherwise determined by the Committee at the time of grant. In that respect, the Board reserves the right to amend the Plan, and the Board and Committee each reserve the right to amend any outstanding Incentive Agreement, to the extent deemed necessary either to exempt such Incentive Award from Section 409A or to comply with the requirements of Section 409A, as applicable. Further, Grantees who are “Specified Employees” (as defined under Section 409A), shall be required to delay payment of an Incentive Award for six (6) months after separation from service, but only to the extent such Incentive Award is governed by Section 409A and such delay is required thereunder.

7.12	Notices

(a)      Notice From Insiders to Secretary of Change in Beneficial Ownership.    To the extent Section 16 of the Exchange Act is applicable to the Company, within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.

(b)      Notice to Insiders and Securities and Exchange Commission.    To the extent applicable, the Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”

7.13	Pre-Clearance Agreement with Brokers

Notwithstanding anything in the Plan to the contrary, no Shares issued pursuant to the Plan will be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such Shares.

7.14	Successors to Company

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.15	Miscellaneous Provisions

(a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b) The expenses of the Plan shall be borne by the Company.

(c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

(d) The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

7.16	Severability

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.17	Gender, Tense and Headings

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.18	Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, effective as of the Effective Date.

VAALCO ENERGY, INC.
By:
Name:
Title:

☒	PLEASE MARK VOTES REVOCABLE PROXY
AS IN THIS EXAMPLE VAALCO Energy, Inc.

			For	With- hold	For All Except
ANNUAL MEETING OF STOCKHOLDERS JUNE 6, 2007 This Proxy is solicited by the Board of Director of VAALCO Energy, Inc. (the “Company”) for the Annual Meeting of Stockholder on June 6, 2007.

1.   PROPOSAL TO ELECT AS DIRECTORS of the Company nominees for the Class III position for a three-year term Director will hold office for the stated term or until his successor is elected and shall qualify.

			☐	☐	☐

The undersigned hereby constitutes and appoints Robert L. Gerry, III and W. Russell Scheirman, or either of them, with full power of substitution and revocation to each, the and lawful attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of VAALCO Energy, Inc. to be held on June 6, 2007, at 10:00 a.m., Houston time, in the Coronado Club, 910 Travis, 5th Floor Houston, Texas 77002 or any adjournment thereof (the “Annual Meeting”) and to vote the shares of Common Stock of the Company, $.10 par value per share (“Shares”) standing in the name of the undersigned on the books of the Company on the record date for the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting:

Nominee: Class III (3 year term): O. Donaldson Chapoton, Robert L. Gerry, III This will result in a total of two(2) directors being elected to the Board of Directors.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			For	Against	Abstain
		2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP as the Independent auditors of the Company for the fiscal year ending December 31, 2007.	☐	☐	☐

			For	Against	Abstain
		3. PROPOSAL TO APPROVE ADOPTION OF 2007 STOCK OPTION PLAN as discribed in Appendix A to the Proxy Statement.	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon such other matter as may properly come before the Annual Meeting.

Please be sure to sign and date this Proxy in the box below.	Date	The Board of Directors recommends a vote FOR the election of the nominees and FOR the foregoing proposals and if no specification is made, the Shares will be voted for said nominees and proposals.

________Stockholder sign above _____Co-holder (if any) sign above _________

The undersigned hereby acknowledges previous receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and hereby revokes any proxy or proxies heretofore given by the undersigned.

+	+

é  Detach above card, sign, date and mail in postage paid envelope provided.  é

VAALCO Energy, Inc.

4600 Post Oak Place, Suite 309, Houston, Texas 77027

Signature should agree with name printed herein. Shares are held in name of more than one person EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

IN THE STAMPED PRE-ADDRESSED ENVELOPE ENCLOSED.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.